Acquisition of the mineral sands business - Supplemental Pro Forma Financial Information (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011
Net Sales	$ 588	$ 1,150	$ 2,120	$ 2,302
Income from Operations	196	395	296	407
Net Income	173	326	239	2,105
Net Income attributable to Tronox Limited Shareholders	$ 156	$ 294	$ 207	$ 2,051
Basic earnings per share attributable to Tronox Limited Shareholders	$ 2.05	$ 4.07	$ 1.70	$ 16.29
Diluted earnings per share attributable to Tronox Limited Shareholders	$ 1.98	$ 3.92	$ 1.67	$ 15.91